UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2019
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of the Annual and Special Meeting of Shareholders

An annual and special meeting (the "Meeting") of the shareholders of Petroteq Energy Inc. (the "Company") was held on December 13, 2019 to approve the agenda items described below.

A total of 101,188,281 shares (51.22% of the 197,536,969 issued and outstanding shares of the Company's common stock entitled to vote as of October 30, 2019, the record date for the Meeting) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the Meeting.  The agenda items submitted at the Meeting were passed as described below.  Percentages indicated below reflect the percentage of the total number of shares voted at the Meeting with respect to that agenda item.

Agenda Item 1. To elect six directors:

Nominee	For		Withheld
Alex Blyumkin	75,583,665	99.11%	676,776	0.89%
Dr. Gerald Bailey	75,040,987	98.40%	1,219,454	1.60%
Travis Schneider[1]	75,949,743	99.59%	310,698	0.41%
Robert Dennewald	75,950,060	99.59%	310,381	0.41%
David Sealock[2]	74,948,507	98.28%	1,311,934	1.72%
Anya Goldin[3]	75,845,527	99.46%	414,914	0.54%

Notes:

1. Mr. Scheider resigned as a director of the Company on March 4, 2020.

2. Mr. Sealock resigned as a director of the Company on March 4, 2020, and as the Company's Chief Executive Officer effective March 31, 2020.

3. Ms. Goldin resigned as a director of the Company on March 23, 2020.

There were 24,927,840 broker non-votes with respect to this agenda item.  Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors.

Agenda Item 2. To re-appoint Hay & Watson, Chartered Professional Accountants as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2020.  The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
98,718,199	97.56%	nil	0%	2,470,082	2.44%

There were 24,927,840 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum.  Abstentions were deemed to be "votes cast" and had the same effect as a vote against this agenda item.  Broker non-votes were not deemed to be "votes cast", and therefore had no effect on the vote with respect to this proposal.

Agenda Item 3. To approve an amended and restated fixed number stock option plan (the "2019 Option Plan").  The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
74,908,689	98.23%	1,351,752	1.77%	nil	0%

There were 24,927,840 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum.  Any abstentions would have been deemed to be "votes cast" and would have had the same effect as a vote against this agenda item.  Broker non-votes were not deemed to be "votes cast", and therefore had no effect on the vote with respect to this proposal.

Agenda Item 4. To approve an ordinary resolution adopting a new advance notice by-law of the Company to provide shareholders, as well as the directors and management of the Company, with a clear framework for nominating directors of the Corporation in connection with any annual or special meeting of shareholders.  The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
75,462,819	98.95%	797,622	1.05%	nil	0%

There were 24,927,840 broker non-votes with respect to this agenda item.  Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum.  Any abstentions would have been deemed to be "votes cast" and would have had the same effect as a vote against this agenda item.  Broker non-votes were not deemed to be "votes cast", and therefore had no effect on the vote with respect to this proposal.

  Agenda Item 5. To approve a special resolution authorizing a consolidation (reverse split) of the Company's presently issued common shares on the basis of one (1) post-consolidation common share for up to ten (10) pre-consolidation common shares (the "Consolidation"), with the final Consolidation ratio to be fixed by resolution of the directors of the Company, subject to the approval of the TSX Venture Exchange.  To pass, this special resolution required the affirmative vote of two-thirds (66 2/3%) of the votes cast at the Meeting.

The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
92,453,794	91.37%	8,734,486	8.63%	nil	0%

There was one (1) broker non-vote with respect to this agenda item.  Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum.  Any abstentions would have been deemed to be "votes cast" and would have had the same effect as a vote against this agenda item.  The single broker non-vote was not deemed to be a "vote cast", and therefore had no effect on the vote with respect to this proposal.

Under Rule 10b-17 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we will be required to provide to the Financial Industry Regulatory Authority, Inc. at least 10 days prior notice of any record date that may be fixed by our board of directors for determining the shareholders who will participate in the Consolidation.

Exemption from "Say-on-Pay" Advisory Voting Rules

As an "emerging growth company" (as defined in Exchange Act Rule 12b-2), the Company is currently exempt from the requirements to:

(a) provide the Company's shareholders with an advisory vote on executive compensation (generally known as a "say-on-pay" vote) in accordance with section 14A(a)(1) of the Exchange Act and Exchange Act Rule 14a-21(a), which require a say-on-pay vote to be held not less frequently than once every three years; and

(b) provide the Company's shareholders with an advisory vote on the desired frequency of say-on-pay votes pursuant to section 14A(a)(2) of the Exchange Act and Exchange Act Rule 14a-21(b), which require such a vote to be held not less frequently than once every 6 years to determine whether a say-on-pay vote will occur every 1, 2 or 3 years.

Inadvertent Failure of the Company to Comply with Regulation 14A

As a corporation incorporated and subsisting under the Ontario Business Corporations Act, the Company convened and held the Meeting in accordance with the requirements of that Act and its bylaws.  In addition, as a reporting issuer under the Securities Acts of British Columbia, Alberta and Ontario, the solicitation of proxies by management in connection with the Meeting was conducted in compliance with applicable Canadian securities legislation, including Part 9 (Proxy Solicitation and Information Circulars) of National Instrument 51-102 - Continuous Disclosure Obligations ("NI 51-102") and National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101").

As a registrant subject to section 12(g) of the Exchange Act, the Company was also required to comply with Regulation 14A under the Exchange Act, but, through inadvertence, the Company failed to do so.  In particular, the Company failed to comply with the following requirements:

1. The Company's management information circular (hereinafter referred to as the "Proxy Statement" to avoid confusion) was required but failed to meet the form and disclosure requirements for proxy statements prescribed by Schedule 14A under the Exchange Act, contrary to Rule 14a-3 under the Exchange Act;

2. Since Agenda Item 4 (approval of the advance notice by-law) and Agenda Item 5 (approval of the Consolidation) are not among the routine matters excepted from Exchange Act Rule 14a-6, the Company was required but failed to file a preliminary copy of the Proxy Statement with the United States Securities and Exchange Commission (the "SEC") at least 10 calendar days prior to the date on which the definitive Proxy Statement was sent to the Company's shareholders, and thereby failed to give Staff at the SEC an opportunity to review and comment on the Proxy Statement;

3. Under Schedule 14A, the Proxy Statement was required but failed to include disclosure concerning the effect of broker non-votes on each of the Agenda Items presented for approval by the shareholders;

4. Under Schedule 14A, the Proxy Statement was required but failed to include disclosure of the beneficial ownership of the Company's common shares as of November 4, 2019 by:

a. each person known to beneficially own more than 5% of the Company's common shares, and

b. each executive officer and each director, and

c. all of the directors and executive officers as a group;

given that Item 6.5 of Form 51-102F5 (the form prescribed by Canadian Securities Administrators for the Company's Proxy Statement) only required disclosure of each person who beneficially owns, or controls or directs, directly or indirectly, 10% or more of Company's common shares;

5. The disclosure concerning executive compensation contained in the Proxy Statement was prepared in accordance Canadian Form 51-102F6V - Statement of  Executive Compensation - Venture Issuers, and not in compliance with the scaled disclosure requirements available to smaller reporting companies under Item 402 of Regulation S-K;

6. Section 16(a) of the Exchange Act requires the executive officers and directors, and persons who beneficially own more than 10% percent of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC, and the Company was required but failed to disclose in the Proxy Statement any such reports that were not timely within two business days as required by the SEC during the fiscal year ended August 31, 2019; and

7. The Company proceeded under the Canadian "notice-and-access" rules for electronic posting of proxy materials contained in NI 51-102 and NI 54-101, rather than in compliance with Rule 14a-16 under the Exchange Act.

In addition, the Company failed to timely comply with its obligation to file a current report on Form 8-K reporting on the results of the Meeting no later than December 19, 2019 (being the fourth business day following the date of the Meeting).

In light of the foregoing, the Company is supplementing its risk factors previously disclosed in the Company's annual report on Form 10-K for the year ended August 31, 2019 and its subsequent quarterly reports on Form 10-Q with the following risk factor:

We may be subject to liability for failure to comply with the requirements of Regulation 14A under the Securities Exchange Act of 1934.

Through inadvertence, we did not comply with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the annual and special meeting of our shareholders held on December 13, 2019 (the "Meeting").  In particular: (a) the proxy statement prepared by our management complied with applicable Canadian proxy rules but failed to meet the form and disclosure requirements for proxy statements prescribed by Schedule 14A under the Exchange Act; (b) since item 4 of the agenda for the Meeting (approval of our Company's advance notice by-law) and agenda item 5 (approval of a proposed consolidation (reverse split) of our outstanding common shares) are not among the routine matters excepted from Exchange Act Rule 14a-6, we were required but failed to file a preliminary copy of the proxy statement with the United States Securities and Exchange Commission at least 10 calendar days prior to the date on which the definitive proxy statement was sent to our Company's shareholders, and thereby failed to give Staff at the SEC an opportunity to review and comment on the proxy statement; and (c) we proceeded under the Canadian "notice-and-access" rules for electronic posting of proxy materials rather than in compliance with Rule 14a-16 under the Exchange Act.  In addition, we failed to timely comply with its obligation to file a current report on Form 8-K reporting on the results of the Meeting no later than December 19, 2019 (being the fourth business day following the date of the Meeting).

As a result of our failure to comply with Regulation 14A, the SEC may bring an enforcement action or commence litigation against us. If any claims or actions were to be brought against us relating to our lack of compliance with Regulation 14A, we could be subject to penalties, required to pay fines, make damages payments or settlement payments. In addition, any claims or actions could force us to expend significant financial resources to defend ourselves, could divert the attention of our management from our core business and could harm our reputation. However, we believe that the potential for any claims or actions is not probable.

Our oversight in failing to comply with Regulation 14A under the Exchange Act represents a material weakness in our disclosure controls and procedures, and in our internal control over financial reporting.  We have taken steps to correct these material weaknesses by engaging U.S. securities law counsel to assist with compliance of our obligations under the Exchange Act and the rules and regulations promulgated thereunder.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Notice of Annual and Special Meeting of Shareholders dated November 4, 2019.

99.2	Management Information Circular dated November 4, 2019.

99.3	Form of Proxy.

99.4	Notice-and-Access Notice.

99.5	Financial Statements Request Form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: June 17, 2020	By: /s/Alex Blyumkin Alex Blyumkin Executive Chairman

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